UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2005
 Date of Report (Date of earliest event reported):

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 14, 2005, 8x8, Inc. entered into stock purchase agreements to sell 7,142,858 shares of common stock at a price of $2.10 per share under its shelf registration statement (File No. 333-126350), as amended, and as supplemented by a prospectus supplement dated December 15, 2005. The investors will also receive warrants to purchase 1,785,714 shares of common stock at an exercise price of $3.00 per share. The warrants contain weighted average anti-dilution provisions. The Registrant expects that delivery of the shares of common stock and the warrants will be made to the investors on December 19, 2005.

Attached as exhibits to this report are the form of subscription agreement that the Registrant entered into with the investor, the placement agency and registration rights agreements the Registrant entered into with AG Edwards & Sons, Inc. & Griffin Securities, Inc. (the "Placement Agents"), and the form of common stock warrant issued to the Placement Agents.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit No.	Description
1.1	Placement Agency Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc.
4.1	Registration Rights Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc.
4.2	Form of Stock Purchase Agreement between the Registrant and the Investors
4.3	Form of Common Stock Warrant issued to the Investors
4.5	Form of Common Stock Warrant issued to the Placement Agents
5.1	Legal opinion of DLA Piper Rudnick Gray Cary US LLP regarding the validity of the shares issued in the offering
99.1*	Press release dated December 14, 2005

_________

*Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2005

8X8, INC.

By: /s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Placement Agency Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc. PDF as a courtesy.
4.1	Registration Rights Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc. PDF as a courtesy.
4.2	Form of Stock Purchase Agreement between the Registrant and the Investors PDF as a courtesy.
4.3	Form of Common Stock Warrant issued to the Investors PDF as a courtesy.
4.5	Form of Common Stock Warrant issued to the Placement Agents PDF as a courtesy.
5.1	Legal opinion of DLA Piper Rudnick Gray Cary Ware US LLP regarding the validity of the shares issued in the offering PDF as a courtesy.
99.1*	Press release dated December 14, 2005

_________

*Previously Filed